EXCHANGE LISTED FUNDS TRUST

Cabana Target Beta ETF (Nasdaq Ticker: TDSB)

Cabana Target Drawdown 10 ETF (Nasdaq Ticker: TDSC)

Cabana Target Leading Sector Moderate ETF (Nasdaq Ticker: CLSM)

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated June 26, 2025

To each Fund’s currently effective Prospectus and Summary Prospectus

(together, the “Prospectuses”) and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for each Fund and should be read in conjunction with those documents.

At a meeting held on June 25, 2025, the Board of Trustees of Exchange Listed Funds Trust (the “Trust”) approved the following name changes and approved a new sub-advisory agreement with Cabana, LLC d/b/a Cabana Asset Management (“Cabana”) for the Funds due to a pending change of control of the sub-adviser.

Prior Fund Name	New Fund Name
Cabana Target Drawdown 10 ETF	ETC Cabana Target Drawdown 10 ETF
Cabana Target Beta ETF	ETC Cabana Target Beta ETF
Cabana Target Leading Sector Moderate ETF	ETC Cabana Target Leading Sector Moderate ETF

Accordingly, effective immediately, each Fund’s name will change as described above and all references to each Fund’s prior name are replaced with references to that Fund’s new name.

Shareholders of the Funds will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about the change of control at Cabana.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.